Exhibit 99.1

THIS NOTE, THE WARRANT, AND THE COMMON SHARES ISSUABLE UNDER THE NOTE OR WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS.  THIS NOTE, THE WARRANT, AND THE COMMON SHARES ISSUABLE UNDER THIS NOTE AND/OR WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EITHER: AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO POWERCOLD CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

SENIOR SUBORDINATED BRIDGE NOTE

FOR VALUE RECEIVED, POWERCOLD CORPORATION, a Nevada corporation (the “Borrower”), hereby promises to pay to         (the “Holder”) or its registered assigns or successors in interest, on order, the sum of       Dollars, together with any accrued and unpaid interest hereon, on November 30, 2006 (the “Maturity Date”), if not sooner paid.

The following terms shall apply to this Senior Subordinated Bridge Note (the “Note”):

1.

Interest.  The Holder shall receive, at the Maturity Date, interest equal to 6.0% of the principal amount of the Note, calculated as if the Note had been outstanding for a full calendar year comprised of a 360-day year and twelve 30-day months.  Such interest may be payable, at the option of the Borrower, in cash or unregistered common stock of the Borrower (the “Common Stock”).  To the extent the Borrower elects to pay such interest in Common Stock, the number of shares shall be determined based on the average of the closing price for the Borrower’s Common Stock for the five preceding trading days prior to the Maturity Date.

2.

Repayment.  Principal on the Note shall be due and payable on the Maturity Date, with no principal amortization required prior thereto.  All or any part of the principal or any obligation due herein, may be pre-paid, at any time, without penalty. The Borrower shall have the option to prepay the Note, in full or in part, at any time prior to the Maturity Date, at 100% of the principal amount of the Note then outstanding plus accrued but unpaid interest.

3.

Optional Conversion.  At the option of the Holder, the Note may be converted at maturity into securities having the same terms, conditions and valuation as those issued in connection with a Qualifying Refinancing of this Note (the “Refinancing”).  For purposes of this Note, a Qualifying Refinancing is defined as a closing of a private placement or public offering to institutional or other accredited investors, which raises a minimum of $8,500,000 of capital for the Borrower.

4.

Ranking.  The Note shall be subordinated to the Borrower’s outstanding Convertible Debt and any other Senior Debt Obligations.

5.

Collateral.  The  Note shall be collateralized by unregistered shares of the Borrower’s Common Stock (the “Collateral Shares”) in an amount equal to 120% of the Note (the “Collateral Margin”) and held in an account maintained by or on behalf of the Borrower’s legal counsel.  The per share price of the Collateral Shares shall equal the initial principal amount of the Note divided by the average closing price of the Borrower’s Common Stock for the 15 trading days prior to closing of this transaction.  The Collateral Margin shall be re-calculated on each 30-day anniversary that the Note is outstanding, based on the above formula.  To the extent the value of the Collateral Shares in such calculation at that time falls below the Collateral Margin, the Borrower shall issue additional shares of Common Stock so as to maintain the Collateral Margin.

6.

Warrants.  Upon maturity of the Note, the Borrower shall issue the Holder warrants to purchase Common Stock of the Borrower (the “Warrants’) in an amount equal to 10% of the original principal amount of the Note.  The Warrants shall expire five years from the date of issuance.  The exercise price of the Warrants shall be determined at issuance of the Warrants and shall equal the lower of $0.65 per share or 150% of the average closing price of the Borrower’s Common Stock for the 15 trading days prior to maturity of the Note.

7

Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to the terms of this Note, as it may be amended or supplemented.

8.

Assignability.  Subject to applicable securities laws, this Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.  This Note shall not be assigned by the Holder without the consent of the Borrower. This Note may not be sold, transferred, assigned or hypothecated unless an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), is available.  Any such assignment shall be made by surrender of this Note to the Borrower or at the office of its stock transfer agent, together with a written opinion of counsel to the effect that the proposed assignment will not violate applicable securities laws; whereupon the Borrower shall, without charge, execute and deliver a new Note in the name of the assignee named in such instrument or assignment and this Note shall promptly be cancelled.

9.

Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws.   Any controversy arising out of, connected to, or relating to any matters herein of the transactions between Holder and Borrower shall be settled by arbitration in accordance with the rules of the American Arbitration Association; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Texas Law. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall then select a third arbitrator, which shall constitute the three person arbitration board.  The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties. The prevailing party on any action to enforce rights hereunder shall be entitled, in addition to any court awarded damages, their costs and reasonable attorney's fees, whether at trial, or on appeal. Venue for any proceeding herein shall lie in Austin, Texas.

The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note.

10.

Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower. Holder acknowledge that the amounts due under this Note are primarily for commercial, investment or business purposes, and are not for personal, family or household purposes of any kind.  This investment is intended for working capital, capital investments, repayment of short term and intermediate term dept, and other business expansion purposes.

11.

Compliance with the Securities Act.

(a)

This Note, the Warrant, or the Common Stock issuable therein have not been registered under the Securities Act or under the laws of any state of the United States. This Note, Warrant, or the Common Stock or any other security issued or issuable thereupon, may not be sold, transferred or otherwise disposed of unless registered under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and all applicable state securities laws. The Note, Warrant, and certificates for any Common Stock issued herein shall bear a legend to such effect, and that appropriate transfer instructions may be issued.

(b)

By accepting this Note, the Holder hereby represents and warrants to the Borrower: that this Note, the Warrant, and the Common Stock to be issued herein, have not been approved or disapproved by the United States Securities and Exchange Commission, the State of Nevada, any other state securities agencies or foreign jurisdictions. The Company is under no obligation to register this Note, the Warrant, or any Common Stock Issuable thereon.

(c)

The rights of this Note and/or Warrant may only be exercised by or on behalf of a Holder who, at the time of exercise, either:

(i)

Provides written confirmation that the undersigned was the original Purchaser (the “Initial Purchaser”) under which the Note and Warrant were issued; or

(ii)

Provides a written opinion of counsel, in a form and from counsel reasonably acceptable to the Borrower, that the Common Stock to be delivered upon exercise of the Note and/or Warrant is exempt from such registration requirements, the Securities Act, the securities laws of all applicable states of the United States, and any relevant foreign jurisdictions.

(d)

Holder confirms that it is an “accredited investor” within the meaning of SEC Regulation “D,” or the undersigned alone, or together with its purchaser representative(s), has such knowledge and experience in financial and business matters that Holder, or the undersigned and such representative(s) together, are capable of evaluating the merits and risks of this Note and the Warrant, and of making an informed decision regarding this Pledge and the Note.

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name effective as of this 30th day of August 2006.

POWERCOLD CORPORATION

By:________________________________

Name: Francis L. Simola

Title:  President and CEO

HOLDER: